                                                                 EXHIBIT 99.2



                                  SUPPLEMENT


     Supplement (this "Supplement"), dated as of May 1, 1999, among Deutsche
                       ----------
Financial Services Corporation, a Nevada corporation ("DFS"), Ganis Credit
                                                       ---
Corporation, a Delaware corporation ("Ganis"), Wilmington Trust Company, a
                                      -----
Delaware banking corporation, as trustee (the "Trustee"), Norwest Bank
                                               -------
Minnesota, National Association, a national banking association, as owner trustee (the "Owner Trustee"), and The Chase Manhattan Bank, a New York banking
              -------------
corporation, as indenture trustee (the "Indenture Trustee").
                                        -----------------

     WHEREAS, pursuant to the Boat Mortgage Trust Agreement dated as of May 1, 1999 (as amended, amended and restated or otherwise modified from time to time in accordance with its terms, the "Boat Mortgage Trust Agreement") among DFS,
                                   -----------------------------
Ganis and the Trustee, the Trustee holds Liens in Documented Boats; and

     WHEREAS, Boat Receivables relating to Documented Boats are being transferred into a Securitization Trust to be known as "Distribution Financial Services Marine Trust 1999-2" (the "Securitization Trust") pursuant to a
                                    --------------------
Transfer and Servicing Agreement dated as of May 1, 1999 (the "Specified
                                                               ---------
Transfer and Servicing Agreement") among the Securitization Trust, DFS and
--------------------------------
Deutsche Recreational Asset Funding Corporation.

     Section 1.     Definitions.  Capitalized terms used and not otherwise
                    -----------
defined herein are used as defined in the Boat Mortgage Trust Agreement.

     Section 2.     Liens Transferred; Collateral Beneficiaries.
                    -------------------------------------------

            (a) The "Schedule of Receivables" referred to in the Specified Transfer and Servicing Agreement lists Boat Receivables secured by the Documented Boats as well as receivables which are not secured by Documented Boats. Subject to the terms of the Boat Mortgage Trust Agreement, the Trustee agrees to hold the Liens relating to such Documented Boats for the benefit of the Collateral Beneficiaries identified in Annex 1 attached hereto.
                                           -------

            (b) For the avoidance of doubt, Collateral Beneficiaries with respect to Securitization Trusts other than Securitization Trust identified in the recitals hereto shall have no interest in the Liens in the Documented Boats referred to in Section 2(a) of this Supplement.

     Section 3.     Miscellaneous.
                    -------------

            (a) The Collateral Beneficiaries agree to comply with the terms of the Boat Mortgage Trust Agreement as if they were parties thereto.

          (b)   Sections 6.3, 8.2, 8.4, 8.7, 8.8, 8.10, 8.11, 8.12 and 8.14 of
the Boat Mortgage Trust Agreement are hereby incorporated by reference in this Supplement as if set forth in full herein, with the references in such Sections to the Boat Mortgage Trust Agreement applying with equal force instead to this Supplement.

          (c) All demands, notices and communications under this Supplement shall be in writing and shall be delivered or mailed by registered or certified first class United States mail, postage prepaid, return receipt requested; hand delivery; prepaid courier service; or facsimile transmission, and addressed in each case as follows: (a) if to DFS, Ganis or the Servicer (so long as the Servicer is DFS), at 660 Newport Center Drive, Newport Beach, California 92660,
Attn.: Senior Vice President, telephone (949) 640-0420, facsimile (949) 729-1535; (b) if to the Trustee, at 1100 N. Market Street, Rodney Square North, Wilmington, Delaware 19890, Attn.: Vice President, telephone (302) 651-8775, facsimile (302) 651-1576; (c) if to the Securitization Trust or the Owner Trustee, at Sixth and Marquette, Minneapolis, Minnesota 55479, Attention:
Corporate Trust Services/Asset-Backed Administration, telephone (614) 667-7181, facsimile (614) 667-3464; and if to the Indenture Trustee, at 450 W. 33rd Street, 15th Floor, New York, New York 10001, telephone (212) 946-3185, facsimile (212) 946-3916; or at such other address as shall be designated by the applicable Person in a written notice to the other parties to this Supplement.

                              [SIGNATURES FOLLOW]

     IN WITNESS WHEREOF, each of the undersigned have caused this Supplement to be duly executed by their respective officers as of the day and year first above written.


                    DEUTSCHE FINANCIAL SERVICES CORPORATION, as Settlor and Initial Beneficiary


                    By:   /s/ Richard C. Goldman
                         --------------------------------------------------
                    Name:  Richard C. Goldman
                    Title: Senior Vice President


                    By:   /s/ Richard H. Schumacher
                         --------------------------------------------------
                    Name:  Richard H. Schumacher
                    Title: Senior Vice President



                    GANIS CREDIT CORPORATION, as Settlor and Initial Beneficiary


                    By:   /s/ Richard C. Goldman
                         --------------------------------------------------
                    Name:  Richard C. Goldman
                    Title: Vice President


                    By:   /s/ Richard H. Schumacher
                         -------------------------------------------------
                    Name:  Richard H. Schumacher
                    Title: Assistant Treasurer



                    WILMINGTON TRUST COMPANY, as Trustee


                    By:     /s/ James P. Lawler
                         -----------------------------------------------
                    Name:  James P. Lawler
                    Title: Vice President

                    NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, not in its individual capacity but solely as Owner Trustee with respect to the Securitization Trust


                    By:   /s/ Cheryl Zimmerman
                         ---------------------------------------------------
                    Name:   Cheryl Zimmerman
                    Title: Corporate Trust Officer


                    THE CHASE MANHATTAN BANK, not in its individual capacity but solely as Indenture Trustee with respect to the Securitization Trust


                    By:   /s/ JoAnn Manieri
                         ---------------------------------------------------
                    Name:   JoAnn Manieri
                    Title: Trust Officer

                                                                   SCHEDULE 1
                                                                   to Supplement



                            COLLATERAL BENEFICIARIES

Securitization Trust
--------------------

Distribution Financial Services Marine Trust 1999-2

Securitization Trustees
-----------------------

Norwest Bank Minnesota, National Association, as Owner Trustee

The Chase Manhattan Bank, as Indenture Trustee